UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ___________________________________

                                   FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  July 7, 2004


                             HARRIS & HARRIS GROUP, INC.
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              (Exact name of registrant as specified in its charter)



	New York                           0-11576               13-3119827
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(State or other jurisdiction 	 (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification No.)



                              111 West 57th Street
                            New York, New York  10019
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              (Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (212) 582-0900
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Item 5.	Other Events and Regulation FD Disclosure.

On July 7, 2004, Harris & Harris Group, Inc. (the "Company") announced the closing of its follow-on offering. The Company also announced that the underwriters exercised their over-allotment option in full and purchased an additional 450,000 shares of common stock. With the exercise of the over-allotment option, the Company sold a total of 3,450,000 shares of its common stock and received gross proceeds, before expenses, of $36,501,000. The offering of the Common Stock was made under the Company's shelf registration statement on Form N-2 (Registration No. 333-112862) (the "Registration Statement"), including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated June 15, 2004 and Prospectus Supplement dated June 30, 2004, which we filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933.

A copy of the Company's press release issued on July 7, 2004 announcing the settlement of the offering, including the over-allottment option, is attached hereto as Exhibit 99.1.


Item 7.	  Financial Statements and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


                  Exhibit No.	     Description

                    99.1	     Press release dated July 7, 2004



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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	July 7, 2004	                   HARRIS & HARRIS GROUP, INC.



                                           By: /s/ Helene B. Shavin
                                               ------------------------
				               Helene B. Shavin
 					       Vice President and Controller



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                                  EXHIBIT INDEX

   Exhibit No.		Description


      99.1	        Press release dated July 7, 2004







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